UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

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                         FORM 8-K

    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):

                         July 22, 2003


                HARRIS & HARRIS GROUP, INC.
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 (Exact name of registrant as specified in its charter)



New York                0-11576               13-3119827
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(State or other   (Commission File Number)  (I.R.S. Employer
jurisdiction of                             Identification No.)
incorporation)



                      One Rockefeller Plaza
                        Rockefeller Center
                     New York, New York  10020
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    (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (212) 332-3600






Item 7.	 Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.


           Exhibit No.	        Description

               99.1	        Press release dated July 22, 2003


Item 9.	Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to
Item 12 of Form 8-K is made under Item 9.

On July 22, 2003, Harris & Harris Group, Inc. issued a press release announcing its financial results for the period ending June 30, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 22, 2003                  HARRIS & HARRIS GROUP, INC.

                                     By: /s/ Helene B. Shavin
                                         --------------------
                                         Helene B. Shavin
                                         Vice President and Controller

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                              EXHIBIT INDEX

Exhibit No.		Description

99.1                   Press release dated July 22, 2003



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